UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2017

State Bank Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-35139	27-1744232
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 1900
Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

(404) 475-6599
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.  Entry into Material Definitive Agreement

On June 15, 2017, State Bank Financial Corporation ("State Bank Financial"), State Bank and Trust Company ("State Bank") and State Bank Interim Corp., a wholly-owned subsidiary of State Bank ("Merger Sub"), entered into an agreement and plan of merger (the "Merger Agreement") with AloStar Bank of Commerce ("AloStar"). The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, (a) Merger Sub will merge with and into AloStar, with AloStar as the surviving bank in the Merger, and (b) immediately thereafter, AloStar will merge with and into State Bank, with State Bank as the surviving bank (collectively, the "Merger"). The Merger Agreement was unanimously approved by the Boards of Directors of State Bank Financial, State Bank and AloStar.

Subject to the terms and conditions of the Merger Agreement, in the Merger, State Bank will acquire all of AloStar's outstanding shares of common stock in an all-cash transaction.

The merger consideration will equal one times AloStar's Tangible Book Value as of the last day of the last month immediately before the closing, subject to certain adjustments. The merger consideration is currently estimated to result in a total cash payment to AloStar shareholders of approximately $196 million. Each share of State Bank Financial common stock will remain outstanding and be unaffected by the Merger.

The Merger Agreement contains customary representations and warranties from State Bank Financial, State Bank, Merger Sub and AloStar. AloStar has agreed to customary covenants and agreements, including, among others, covenants and agreements relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the closing of the Merger. In addition, each party has agreed to use commercially reasonable efforts to promptly prepare and file all necessary regulatory applications. The Merger Agreement also provides certain termination rights for both State Bank and AloStar.

The Merger Agreement has been approved by Alostar's shareholders but the transactions contemplated by the Merger Agreement remain subject to regulatory approvals and other customary closing conditions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about State Bank Financial, AloStar or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of State Bank Financial, AloStar or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by State Bank Financial.

Forward-Looking Statements

Some of the statements in this Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “intend,” “plan,” “seek,” “believe,” “expect,” “strategy,” “future,” “likely,” “anticipate,” “project,” “may,” “should,” “will,” “estimate” and similar references to future periods. Examples of forward-looking statements include, among others, statements related to the expectations of State Bank Financial with respect to the acquisition, statements regarding the benefits of the Merger and the anticipated timing, completion and other effects, including the transition of services, related to the proposed transaction. These forward-looking statements are subject to risks, uncertainties and other factors, such as the inability to obtain the requisite regulatory approvals for the proposed transaction and meet other closing terms and conditions, the reaction to the transaction of each bank’s customers, employees and counterparties or difficulties related to the transition of services, changes in Alostar's tangible book value, the state of the economic and financial markets going forward, as well as additional risks and uncertainties contained in the “Risk Factors” and the forward-looking statement disclosure contained in State Bank Financial’s Annual

Report on Form 10-K for the most recently ended fiscal year, any of which could cause actual results to differ materially from future results expressed or implied by those forward-looking statements. All forward-looking statements speak only as of the date of this report. State Bank Financial undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 8.01. Other Events

On June 15, 2017, State Bank Financial issued a joint press release with AloStar announcing the execution of the Merger Agreement. A copy of the joint press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The investor presentation to be used by State Bank Financial for its conference call on June 15, 2017 at 11:00 a.m. ET to discuss the transaction is attached to this Current Report on Form 8-K as Exhibit 99.2. The investor presentation is also available on State Bank's website, www.statebt.com, under the "Investors" section.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger by and among State Bank Financial Corporation, State Bank and Trust Company, AloStar Bank of Commerce and State Bank Interim Corp. dated June 15, 2017.*
99.1	Press Release dated June 15, 2017
99.2	Investor Presentation dated June 15, 2017

*Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedules or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE BANK FINANCIAL CORPORATION

Dated: June 15, 2017	By:	/s/ Sheila E. Ray
Sheila E. Ray
Chief Financial Officer